Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Investor Contact: Michael Russell, 419.627.2233
https://ir.cedarfair.com	Media Contact: Gary Rhodes, 704.249.6119

CORRECTING and REPLACING CEDAR FAIR ANNOUNCES CHANGES TO ITS BOARD OF DIRECTORS

CORRECTION…by Cedar Fair, L.P.

SANDUSKY, Ohio (Oct. 3, 2022) – The effective date of changes to Cedar Fair’s Board of Directors shown in the first paragraph of the subject release should read Oct. 1, 2022 (instead of Oct. 3, 2022).

The updated release reads:

CEDAR FAIR ANNOUNCES CHANGES TO ITS BOARD OF DIRECTORS

Cedar Fair, L.P. (NYSE: FUN), a leader in regional amusement parks, water parks and immersive entertainment, today announced the appointment of two new members to its Board of Directors (“Board”), as well as the resignation of two current directors, all changes effective Oct. 1, 2022.

The new directors include Michelle McKinney Frymire, former chief executive officer of CWT (formerly Carlson Wagonlit Travel), and Jennifer Mason, global officer, treasurer, and risk management for Marriott International. The outgoing directors are Debra Smithart-Oglesby, president of O&S Partners, and Lauri M. Shanahan, former chief administrative officer of Gap, Inc., both of whom have served on Cedar Fair’s Board since 2012.

“Debra Smithart-Oglesby and Lauri Shanahan have been exemplary directors and on behalf of the Board, management and our unitholders, I want to thank them for their leadership and support over the last decade,” said Daniel J. Hanrahan, Cedar Fair’s chairman of the board. “Their insight and guidance over the years has been invaluable, especially through the COVID-19 pandemic, when their steady-handed counsel proved to be enormously beneficial to this organization. I wish Debra and Lauri all the best in their future endeavors.

CORRECTING AND REPLACING CEDAR FAIR ANNOUNCES CHANGES TO ITS BOARD OF DIRECTORS

Oct. 3, 2022

“Separately, I am delighted to welcome Michelle McKinney Frymire and Jennifer Mason to the Company’s board,” continued Hanrahan. “Combined, Michelle and Jennifer bring to Cedar Fair more than 40 years of executive leadership and senior management experience in the travel, leisure, and hospitality industries. Their broad-based experience in leading global organizations of scale, including their knowledge and experience in the areas of strategic planning, finance, marketing, and risk-management, will be a welcome addition to Cedar Fair. I’m confident each will bring a fresh perspective to the Board that will only strengthen our ability to support the Company’s management team in driving future growth and creating value for our unitholders.”

About Michelle McKinney Frymire

Ms. Frymire has extensive executive-level and financial experience with both public and private companies. She served as Chief Executive Officer of CWT (formerly Carlson Wagonlit Travel), a leader in travel management technology, from May 2021 to May 2022, when she steered the company through the pandemic, driving the company’s global strategy and overseeing significant investment in the company’s product and technology platforms. Prior to serving as the CEO, Frymire served as president and CFO, in charge of global business strategy and transformation. Prior to joining CWT, Frymire was CFO for U.S. Risk Insurance Group, LLC, a privately owned specialty lines underwriting manager and wholesale broker, from 2017 to 2019. From 2015 to 2017, she served as CFO for Service King Collision Repair Centers. From 2009 to 2015, Frymire served in a variety of roles for The Service Master Companies, Inc., most recently as vice president, Corporate FP&A and Strategy, as well as CFO for TruGreen from 2009 to 2013. From 2005 to 2009, Frymire was CFO, Vacation Ownership for Starwood Hotels & Resorts Worldwide, Inc. From 1998 to 2005, Frymire served in a variety of roles for Delta Air Lines, Inc., including vice president of Finance, Marketing, International, Network and Technology. From 1994 to 1998, she was managing director, Financial Planning, Analysis and Systems for Continental Airlines. Lastly, from 1991 to 1994, Frymire was senior financial analyst, FP&A with American Airlines Group, Inc.

Ms. Frymire serves as board director and member of the Audit and Nominating & Governance Committee of Spirit Realty Capital, Inc., a NYSE-listed REIT. She also serves as board director for Sonder, a NASDAQ-listed hospitality business, where she sits on both the Audit Committee and Nominating, Corporate Governance & Social Responsibility Committee. Frymire received her Bachelor of Arts in Economics from Austin College and an MBA from the University of Texas at Austin McCombs School of Business.

CORRECTING AND REPLACING CEDAR FAIR ANNOUNCES CHANGES TO ITS BOARD OF DIRECTORS

Oct. 3, 2022

About Jennifer Mason

Ms. Mason is global officer, treasurer, and risk management at Marriott International, the world’s largest hospitality company with 30 brands and 8,000+ properties in 139 countries. In her role at Marriott, she oversees global capital markets and hotel financing, financial strategy and capital allocation, financial risk management, and global capital transactions and treasury services, and is responsible for the company’s risk management function including insurance, claims, business continuity and global safety and security. Prior to her current role, Mason was CFO for the U.S. & Canada division where she led financial management responsible for the P&L, budgeting, forecasting, cash management, internal controls, asset management and feasibility. Since 1992, Mason has held several leadership positions at Marriott, including senior vice president of IT Business Partnership & Planning, as well as senior vice president, Sales & Marketing Planning Support. In her first 16 years with Marriott, Mason held several positions of increasing responsibility in Internal Audit, Corporate Financial Planning & Analysis, Lodging Finance and Business Development. She was regional director for the Mid-Atlantic region and vice president, Finance Business Partner for sales and marketing, before serving in her senior vice president roles.

Mason earned her Bachelor of Science in Commerce with a concentration in Finance from the University of Virginia, McIntire School of Commerce, and an MBA from The Wharton School of the University of Pennsylvania.

About Cedar Fair

Cedar Fair, L.P. (NYSE: FUN), one of the largest regional amusement-resort operators in the world, is a publicly traded partnership headquartered in Sandusky, Ohio. Focused on its mission to make people happy by providing fun, immersive, and memorable experiences, the Company owns and operates 13 properties, consisting of 11 amusement parks, four separately gated outdoor water parks, and resort accommodations totaling more than 2,300 rooms and more than 600 luxury RV sites. Cedar Fair’s parks are located in Ohio, California, North Carolina, South Carolina, Virginia, Pennsylvania, Minnesota, Missouri, Michigan, Texas and Toronto, Ontario.

Forward-Looking Statements

Some of the statements contained in this news release that are not historical in nature constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements as to the Company’s expectations, beliefs, goals, and strategies regarding the future. These forward-looking statements may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements.

CORRECTING AND REPLACING CEDAR FAIR ANNOUNCES CHANGES TO ITS BOARD OF DIRECTORS

Oct. 3, 2022

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct or that the Company’s growth strategies will achieve the target results. Important factors, including the impacts of the COVID-19 pandemic, general economic conditions, adverse weather conditions, competition for consumer leisure time and spending, unanticipated construction delays, changes in the Company’s capital investment plans and projects and other factors discussed from time to time by the Company in its reports filed with the Securities and Exchange Commission (the “SEC”) could affect attendance at the Company’s parks and the Company’s growth strategies, and cause actual results to differ materially from the Company’s expectations or otherwise to fluctuate or decrease. Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company’s Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether a result of new information, future events, information, circumstances or otherwise that arise after the publication of this document.

This news release and prior releases are available under the News tab at http://ir.cedarfair.com

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